UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event Reported): December 16, 2022
HEICO CORPORATION
(Exact name of registrant as specified in its charter)

Florida	001-04604	65-0341002
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3000 Taft Street, Hollywood, Florida 33021
(Address of Principal Executive Offices) (Zip Code)

(954) 987-4000
(Registrant's telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $.01 par value per share	HEI	New York Stock Exchange
Class A Common Stock, $.01 par value per share	HEI.A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 16, 2022, the Board of Directors (the “Board”) of HEICO Corporation (the “Company”) appointed Carol F. Fine to serve as a director of the Company, effective December 23, 2022. There were no arrangements or understandings pursuant to which Mrs. Fine was appointed as a director, and there are no related party transactions between the Company and Mrs. Fine reportable under Item 404(a) of Regulation S-K. As of the date of this Report, Mrs. Fine has not been and is not expected to be named to any committees of the Board.

Mrs. Fine, aged 65 years, is a highly accomplished and experienced banker and aviation consultant. During her 37-year banking career, she served in corporate and private banking positions of increasing responsibility at Southeast Bank, First Union, SunTrust Bank, City National Bank of Florida and Northern Trust. Aviation has been a significant focus of her banking positions in all of the banking institutions in which she served. In addition, she served for a year as an independent aviation consultant involved with aircraft and airline valuations, along with airline and aviation credit assessments. Mrs. Fine also completed courses at Miami-Dade County’s Aviation Program. Among other sectors, her banking experience included private equity financing, including within HEICO's markets. Further, Mrs. Fine is active in important non-profit service, as a member of the Health Foundation of South Florida Board of Directors and the Carrfour Supportive Housing, Inc. Board of Directors, where she is also a former Board Chair. Mrs. Fine received her BA from the College of William and Mary, and her IMBA from the University of South Carolina.

A copy of the Company's press release announcing the appointment of Mrs. Fine to the Board is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

99.1	Press release dated December 21, 2022

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEICO CORPORATION

Date:	December 21, 2022	By:	/s/ CARLOS L. MACAU, JR.
Carlos L. Macau, Jr. Executive Vice President - Chief Financial Officer and Treasurer